      UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Beacon Enterprise Solutions Group, Inc.
(Name of Registrant as Specified in Its Charter)

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BEACON ENTERPRISE SOLUTIONS GROUP, INC.
9300 Shelbyville Road, Suite 1000
Louisville, Kentucky 40222

April 14, 2011

To Our Stockholders:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Beacon Enterprise Solutions Group, Inc. on May 26, 2011. The meeting will be held at 9300 Shelbyville Road, Louisville, Kentucky, at 5:00 P.M. local time.

The official Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed with this letter.

Please take the time to read carefully the three proposals for stockholder action described in the accompanying proxy materials. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly completing, signing and dating your proxy form and returning it in the enclosed envelope. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Your interest and participation in the affairs of the Company are greatly appreciated. Thank you for your continued support.

Sincerely,

/s/ Bruce Widener
Bruce Widener
Chairman of the Board,
Chief Executive Officer

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
9300 Shelbyville Road, Suite 1000
Louisville, Kentucky 40222

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 26, 2011

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Beacon Enterprise Solutions Group, Inc. (the “Company”, “Beacon”), will be held at 5:00 P.M., local time, at 9300 Shelbyville Road, Louisville, Kentucky for the following purposes:

1.	To elect a Board of three directors to serve until the next annual meeting of stockholders;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011;

3.	To vote on a resolution to reserve and authorize an additional 1,000,000 shares of our Common Stock under the 2008 Long-Term Incentive Compensation Plan for Beacon’s non-executive employees; and

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

A Proxy Statement describing matters to be considered at the Annual Meeting is attached to this Notice. Only stockholders of record at the close of business on April 11, 2011 are entitled to receive notice of and to vote at the Annual Meeting.  A list of stockholders entitled to vote at the Annual Meeting will be available for inspection for a period of ten days before the meeting at 9300 Shelbyville Road, Louisville, Kentucky.

Your vote is very important. We encourage you to vote as soon as possible by one of two convenient methods: by completing your proxy card and e-mailing it to the address listed on the proxy card or by signing, dating and returning the proxy card in the enclosed postage-paid envelope. E-mail voting is available through 11:59 P.M. Eastern Time the day prior to the annual meeting day.

By Order of the Board of Directors

/s/ Michael Grendi
Michael Grendi
Beacon Enterprise Solutions Group, Inc.
Secretary

Louisville, Kentucky
April 14, 2011

IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 26, 2011

The Company’s proxy statement, Form 10-K and proxy card are available on the Internet at:

https://materials.proxyvote.com/073578

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
9300 Shelbyville Road, Suite 1000
Louisville, Kentucky 40222

 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 26, 2011
Introduction

This proxy statement and accompanying proxy are being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Beacon Enterprise Solutions Group, Inc., a Nevada corporation (the “Company”), to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments thereof. In this proxy statement, references to the “Company,” “Beacon” “we,” “us,” or “our” refer to Beacon Enterprise Solutions Group, Inc.   For the purpose of this proxy statement, all amounts are in thousands except share and per share data.  This proxy statement and accompanying proxy are first being mailed to stockholders on or about April 26, 2011.

Date, Time and Place

The Annual Meeting will be held at 5:00 P.M., local time, at 9300 Shelbyville Road, Louisville, Kentucky 40222, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting.

Record Date and Voting Securities

The Board has fixed the record date (the “Record Date”) for the Annual Meeting as the close of business on April 11, 2011. Only holders of record of shares of our common stock, par value $.001 per share (the “Common Stock”) and our preferred stock Series A, A-1, and B, $1,000 stated value per share and preferred stock Series C-1 $1,500 stated value per shares (the “Preferred Stock”) on the Record Date will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof.  At the close of business on the Record Date, there were 37,376,396 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. At the close of business on the Record Date there were 341 shares of Series A and Series A-1 Preferred Stock, convertible into an aggregate of 454,666 shares of Common Stock, outstanding and entitled to vote on an as-converted basis. Each share of Series A and A-1 Preferred Stock is entitled to 1,333 votes. At the close of business on the Record Date there were 700 shares of Series B Preferred Stock, convertible into an aggregate of 777,777 shares of Common Stock, outstanding and entitled to vote on an as-converted basis. Each share of Series B Preferred Stock is entitled to 1,111 votes.  At the close of business on the Record Date there were 350 shares of Series C-1 Preferred Stock, convertible into an aggregate of 700,000 shares of Common Stock, outstanding and entitled to vote on an as-converted basis. Each share of Series C-1 Preferred Stock is entitled to 2,000 votes.  There is no cumulative voting.

The presence either in person or by proxy of the holders of a majority of the outstanding shares entitled to vote as of the Record Date will constitute a quorum and is required for the transaction of business at the Annual Meeting. You can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope or return it via e-mail pursuant to the instructions on the proxy card. If you want to vote in person at the Annual Meeting, and you hold your shares through a securities broker (that is, in street name), you must obtain a proxy from your bank, broker or other holder of record and bring that proxy to the Annual Meeting.

Voting of Proxies

Shares of stock represented by properly executed proxies received before the close of voting at the Annual Meeting will be voted as directed by the stockholders, unless revoked as described below. Under Nevada law, proxies marked as abstentions are not counted as votes cast, but will be considered present and entitled to vote to determine if a quorum exists. In addition, shares held in street name that have been designated by brokers on proxy cards as not voted will not be counted as votes cast, but will be considered present and entitled to vote to determine if a quorum exists.

If you return a properly executed proxy card without indicating your vote, your shares will be counted as present for purposes of establishing a quorum and your shares will be voted FOR election of the individuals nominated as directors, FOR ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the current fiscal year, and FOR the resolution to reserve and authorize an additional 1,000,000 shares of Common Stock under the 2008 Long-Term Incentive Compensation Plan.

If you are a street name stockholder (that is, you hold your stock through a securities broker), you must give instructions to your broker on how you would like your stock to be voted.  If you do not provide any instructions, your broker can vote your stock only on "routine" items, as determined under the rules of the NYSE.  For example, the ratification of Marcum LLP as the Company’s independent registered public accountant for the fiscal year ending September 30, 2011 is considered a routine item and your broker may vote your stock for this proposal.  The election of directors is no longer considered a routine item. As a result, you must provide specific instructions on director elections, if you want your vote to count.  If you do not provide instructions to your broker as to how to vote on a non-routine item, your vote will be deemed a broker "non-vote". In determining whether a vote was cast for a proposal, broker "non-votes" will not be counted.

If any other matter is properly brought before the Annual Meeting, shares represented by proxies will be voted by the proxy holders as directed by a majority of the Board, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Votes Required

Each of the proposals will be considered separately.

Item 1—Election of Directors

The directors shall be elected by a plurality of votes cast either in person or by proxy.  Proxies cannot be voted for a greater number of persons than are named. Abstentions from voting, and broker non-votes, will have no effect on the election of directors.

Item 2—Ratification of the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011 is approved if the number of shares voted in favor exceeds the number of shares voted against.

Item 3 –Resolution to reserve and authorize an additional 1,000,000 shares of our Common Stock under the 2008 Long-Term Incentive Compensation Plan for Beacon’s non-executive employees

The resolution will pass by a majority of votes cast either in person or by proxy.  Abstentions from voting, and broker non-votes, will have no effect on the passing of this resolution.

Other Matters

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Annual Meeting and call for a vote of stockholders, validly executed proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Dissenter’s Right of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the Annual Meeting.

Revocability of Proxies

A stockholder who completes and returns the proxy that accompanies this proxy statement may revoke that proxy at any time before the closing of the polls at the Annual Meeting. A stockholder may revoke a proxy by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company at the Company’s office address at 9300 Shelbyville Road, Suite 1000, Louisville, Kentucky 40222, any time before the Annual Meeting. Stockholders may also revoke proxies by delivering a duly executed proxy bearing a later date to the inspector of election at the Annual Meeting before the beginning of voting, or by attending the Annual Meeting and voting in person. You may attend the Annual Meeting even though you have executed a proxy, but your presence at the Annual Meeting will not automatically revoke your proxy.

Solicitation of Proxies

The original solicitation of proxies by mail may be supplemented by telephone and other means of communication and through personal solicitation by officers, directors and other employees of the Company, at no compensation. Proxy materials will also be distributed through brokers, custodians and other like parties to the beneficial owners of Common Stock or Preferred Stock, and the Company will reimburse such parties for their reasonable out-of-pocket and clerical expenses incurred in connection therewith. The Company will bear the costs of the Annual Meeting and of soliciting proxies, including the cost of printing and mailing this proxy statement and related materials.

PROPOSAL 1
ELECTION OF DIRECTORS

Our board of directors is elected annually.  At the Annual Meeting, three directors will be elected to serve until the next annual meeting of stockholders and until their successor is duly elected and qualified. Although it is not anticipated that any of the nominees listed below will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees.

Nominees for Election as Directors

Set forth below is a list of Board members who will stand for re-election at the Annual Meeting, together with their ages, all Company positions and offices each person currently holds and the year in which each person joined the Board. Except as indicated below, none of the nominees currently serves, or has served in the past five years, as a director of any other public company.

Name	Age	Title	Director or Executive Officer Since

Bruce Widener	49	Director, Chairman, Chief Executive Officer	2007
J. Sherman Henderson III	68	Director	2007
John D. Rhodes III	56	Director	2007

Bruce Widener, Director, Chairman and Chief Executive Officer.  Mr. Widener possesses over 20 years of industry experience. Prior to developing and forming Beacon, Mr. Widener served as Chief Operating Officer of US Wireless Online, a provider of wireless internet access and related applications during 2006. From 2004 to 2006 Mr. Widener served as Senior Vice President of Corporate Development of UniDial Communications / Lightyear Network Solutions. Mr. Widener was an independent contractor with PTEK in 2002 and became Senior Vice President of Indirect Channel Sales in 2003 through 2004.

J. Sherman “Sherm” Henderson III, Director.  Mr. Henderson has more than 35 years of business experience, including company ownership, sales, marketing and management; additionally he brings prior experience as a public company director.  He has served as president, CEO and a director of Lightyear Network Solutions, LLC since its inception in 2003. Lightyear Network Solutions, LLC is the successor to Lightyear Communications, Inc. following its reorganization in April 2004 under Chapter 11 of the U.S. Bankruptcy Code. Mr. Henderson served as President and CEO of Lightyear Communications, Inc. since its formation in 1993. In 2004, he was voted chairman of COMPTEL, the leading communications trade association, made up of more than 300 member companies. Mr. Henderson is a graduate of Florida State University, with a B.A. degree in Business Administration.

John D. Rhodes, III, M.D., Director.  Dr. Rhodes practiced as a physician and has been Board Certified in Internal Medicine and Cardiovascular Diseases serving as Chief Fellow in Cardiology at the University of Louisville School of Medicine from 1984-1985 and was elected a Fellow of the American College of Cardiology. Dr. Rhodes retired from his private practice in 2005. In his retirement, Dr. Rhodes has been an active investor in the telecom, restaurant and real estate industries. Dr. Rhodes was a founding investor in Texas Roadhouse and served as a member of its advisory board until its initial public offering in 2004.

Messrs. Widener and Henderson are nominated as Directors based on their extensive industry experience while Mr. Rhodes possesses a unique blend of public company and telecom private investor experience which provides a fresh perspective to the Board.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES FOR DIRECTOR OF THE COMPANY.

Board Leadership Structure and Role in Risk Oversight

Bruce Widener, our Chief Executive Officer (CEO), serves as Chairman of the Board of Directors. The Board believes this leadership structure provides the most efficient and effective leadership model for the Company by enhancing the Chairman and Chief Executive Officer’s ability to provide clear insight and direction of business strategies and plans to both the Board and management.  The Board regularly evaluates its leadership structure and currently believes the Company can most effectively execute its business strategies and plans if the Chairman is also a member of the management team.  A single person, acting in the capacities of Chairman and Chief Executive Officer, promotes unity of vision and leadership, which allows for a single, clear focus for management to execute the company’s business strategies and plans.

We currently do not have a designated lead independent director.

We take a comprehensive approach to risk management which is reflected in the reporting process by which our management provides timely and comprehensive information to the Board to support the Board’s role in oversight, approval and decision-making.  Our senior management is responsible for assessing and managing the company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management.  The Board exercises these responsibilities periodically as part of its meetings.  In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Meetings of the Board of Directors

The Board met on eight occasions during the year ended September 30, 2010. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and its committees on which such director served during his period of service. In addition, all members of the Board are expected to attend the Annual Meeting.

Committees of the Board of Directors

The Board has two standing committees: the Audit Committee and the Compensation Committee.  The Board has affirmatively determined those committee members Messrs. Rhodes and Henderson are each considered an independent director.  Mr. Widener is not independent due to his employment with the company as CEO.  For purposes of making that determination, the Board used NASDAQ’s Listing Rules, even though the Company is not currently listed on NASDAQ.  The charter of each committee is available on our corporate website at www.askbeacon.com.

Role of Audit Committee.

Our board of directors has an Audit Committee, the purpose of which is to review and evaluate the results and scope of the audit and other services provided by our independent registered public accounting firm, as well as our accounting principles and system of internal accounting controls, and to review and approve any transactions between us and our directors, officers or significant shareholders. In fulfilling its responsibility, the Audit Committee pre-approves, subject to stockholder ratification, the selection of our independent registered public accounting firm. The Audit Committee also reviews our consolidated financial statements and the adequacy of our internal controls particularly given our risk environment. The Audit Committee meets at least quarterly with our management and our independent registered public accounting firm to review and discuss the results of audits or reviews of our consolidated financial statements, the evaluation of our internal controls and risk mitigation, and the overall quality of our financial reporting and our critical accounting policies. The Audit Committee meets separately, at least quarterly, with the independent registered public accounting firm. In addition, the Audit Committee oversees our existing procedures for the receipt, retention and handling of complaints related to auditing, accounting and internal control issues, including the confidential, anonymous submission by employees of concerns on questionable accounting and auditing matters. The board of directors has determined the Audit Committee to be comprised of John D. Rhodes III, J. Sherman Henderson III and Bruce Widener.  The Audit Committee met four times during the fiscal year ended September 30, 2010.

Role of Compensation Committee.

The Compensation Committee of our Board has primary responsibility for assisting the Board in developing and evaluating potential candidates for executive positions, including the CEO, and for overseeing the development of executive succession plans. As part of this responsibility, the Compensation Committee oversees the design, development and implementation of the compensation program for the CEO and the other named executive officers. The Compensation Committee evaluates the performance of the CEO and determines CEO compensation in light of the goals and objectives of the compensation program.

Role of Executive Officers in Determining Compensation

The CEO and the Compensation Committee together assess the performance of the other named executives and determine their compensation, based on initial recommendations from the CEO. Our CEO assists the Compensation Committee in reaching compensation decisions with respect to the named executives other than the CEO. The other named executives do not play a role in their own compensation determination, other than discussing individual performance objectives with the CEO. Our CEO is not involved with any aspect of determining his own compensation. The Compensation Committee makes all compensation decisions for our CEO. Although our CEO assists the Compensation Committee in reaching compensation decisions with respect to the other named executive officers, the Compensation Committee has final discretionary authority to approve compensation of all named executive officers, including our CEO.

Role of Compensation Consultant.

The Compensation Committee engaged McDaniel & Associates as a compensation consultant to assist in fiscal year 2010 compensation consideration. The scope of the consultant was to provide various percentile market composite data for global companies under multiple revenue scenarios.  The members of the Compensation Committee are Messrs. Henderson, Rhodes and Widener. The Compensation Committee held one meeting during the fiscal year ended September 30, 2010.

Policy Regarding Consideration of Candidates for Director

Stockholder Nominees

The Board of Directors of the Company will consider stockholder recommendations for director nominees at the 2011 Annual Meeting, insofar as stockholders comply with the requirements of the Company’s bylaws; a copy of the relevant section of the bylaws may be obtained from the Company’s Secretary at 9300 Shelbyville Road, Suite 1000, Louisville, Kentucky 40222.

Director Qualifications

The Board of Directors of the Company seeks to ensure that the majority of directors qualify as “independent” under all applicable rules. Additionally, in considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, multiple criteria are used.  These criteria include the candidate’s integrity, business acumen, age, experience, commitment, and diligence, the presence of any conflicts of interest and the ability of the candidate to act in the interests of all shareholders. We seek nominees with a broad diversity of experience, skills and backgrounds. We do not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

The Board of Directors of the Company may also consider such other factors as it may deem are in the best interest of the Company and its stockholders. The manner in which the Board of Directors of the Company evaluates a potential nominee will not differ based on whether the nominee is recommended by a stockholder of the Company.

The Company does not pay a third party fee to assist in identifying and evaluating nominees, but the Company does not preclude the potential for using such services if needed as may be determined at the discretion of the Board of Directors of the Company.

Code of Ethics

Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, we have adopted a Code of Ethics for all employees including the Chief Executive Officer, Principal Financial Officer and persons performing similar functions. The Code of Ethics is posted on our website, www.askbeacon.com (under the caption Investor Relations/Management). We intend to satisfy the disclosure requirement regarding any amendment to, or waiver of, a provision of the Code of Ethics for the Chief Executive Officer, Principal Financial Officer and persons performing similar functions by posting such information on our website. We undertake to provide to any person a copy of this Code of Ethics upon request to our Corporate Secretary at our principal executive offices.

PROPOSAL 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to prior authorization of the Company’s Board, the Audit Committee has appointed the firm of Marcum LLP to serve as the independent public accountants to audit the financial statements of the Company for the year ended September 30, 2011. Accordingly, a resolution will be presented at the Annual Meeting to ratify the appointment of Marcum LLP. If the stockholders fail to ratify the appointment of Marcum LLP, the Audit Committee will reconsider such appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. Representatives of Marcum LLP are expected to be present at the Annual Meeting via teleconference, will have the opportunity to make a prepared statement, and will be available to respond to questions, as appropriate.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2011.

PROPOSAL 3
RESOLUTION TO RESERVE AND AUTHORIZE AN ADDITIONAL 1,000,000 SHARES OF OUR COMMON STOCK UNDER THE 2008 LONG-TERM INCENTIVE COMPENSATION PLAN FOR NON-EXECUTIVE EMPLOYEES

On March 26, 2008, our Board of Directors adopted the Beacon 2008 Long-Term Incentive Compensation Plan (“Plan”), establishing 1,000,000 shares of Beacon Common Stock available for issuance, to non-executive employees, pursuant to awards under this Plan. The Plan permits grants of stock options (including incentive stock options and non-qualified stock options), stock appreciation rights (“SARs”), restricted stock awards and performance awards.  This plan was approved by the shareholders on April 16, 2009.

On April 11, 2011 the Board of Directors adopted, subject to stockholder approval, an amendment to the Plan to increase the number of shares of Common Stock authorized for issuance under the Plan to non-executive employees, of which we currently have approximately 84 eligible employees, by 1,000,000 shares bringing the total to 2,000,000 shares.

The Board of Directors believes that an equity incentive plan is necessary for the Company to continue to attract, retain and provide appropriate incentive compensation to key non-executive personnel, and that the number of shares authorized for issuance under the Plan should be increased.

New Plan Benefits

Because the Plan is a discretionary plan, it is not possible to determine what future awards, or their value, the Board of Directors will grant under the plan.

Summary of Plan

Individuals Eligible to Receive Awards Pursuant to the 2008 Plan

All current and future non-executive employees are eligible to receive awards under the 2008 Plan.

Shares Subject to the Plan

The 2008 Plan authorizes the issuance of a maximum of 1,000,000 common shares for awards to non-executive employees, subject to adjustment as described below. If an award granted under the 2008 Plan expires or terminates without exercise, the shares no longer subject to that award will again become available for issuance under the 2008 Plan.

In the event of a stock dividend, stock split, reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence, the total number of common shares reserved for issuance under the 2008 Plan, available for awards and subject to outstanding awards and the price per share of outstanding awards will be adjusted proportionately.

The 2008 Plan authorizes the following types of awards:

•
incentive stock options (these can only be issued to non-executive employees) and nonqualified stock options to purchase common stock at a set price per share, but no less than 100% of the fair market value of the common stock on the date of grant;

•	stock appreciation rights to receive upon exercise common stock or cash equal to the appreciation in value of a share of common stock;
•
restricted stock, which are shares of common stock granted subject to a restriction period and/or a condition which, if not satisfied, may result in the complete or partial forfeiture of the shares; and

•	performance shares to be issued upon the satisfaction of predetermined performance measures;

Awards granted under the 2008 Plan must be evidenced by award agreements that state the terms and conditions of the awards and must otherwise be consistent with the provisions of the 2008 Plan.

Administration

The 2008 Plan is administered by the Board of Directors which may consist of no fewer than two directors who cannot be current or former employees or officers of Beacon and who cannot receive remuneration from Beacon in any capacity other than as directors. The Board of Directors will have full power and authority to take all actions necessary to carry out the purpose and intent of the 2008 Plan, including the authority to grant awards to non-executive employees and to interpret the 2008 Plan, establish rules and regulations, and perform all other acts it believes reasonable and proper. Subject to the provisions of the 2008 Plan, the Board of Directors will have sole discretion to determine those eligible to receive awards, the amount, type, and timing of each award and the terms and conditions of the respective award agreements. The Board of Directors may modify outstanding awards, accelerate or change the time of exercise, or waive a lapse of a condition of an award, and establish conditions for earning awards. Modifications that may materially adversely affect an award cannot be made without the consent of the holder of the award.

Federal Income Tax Consequences

Grants of Options, SARs and Awards

The grant of a nonqualified stock option, incentive stock option, SAR, performance share, or restricted stock does not result in income for the grantee or in a deduction for the Company at the time of grant. In the case of restricted stock, the stock must be subject to “restrictions on transfer” and a “substantial risk of forfeiture,” to avoid taxation at grant, as intended under the 2008 Plan. A recipient of restricted stock may elect in the manner prescribed by Section 83(b) of the Internal Revenue Code, to be taxed at grant rather than deferring taxation until the restrictions lapse.

Exercise of Options and SARs and Lapse of Restrictions or Attainment of Performance Criteria

The exercise of a nonqualified stock option results in ordinary income for the optionee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding is required for options granted to employees.

The exercise of an option in accordance with the incentive stock option rules does not result in immediate income for the optionee, except that the excess of the fair market value on the exercise date over the option price of the shares is an “item of adjustment” for alternative minimum tax purposes. When an optionee sells shares acquired by exercise of an incentive stock option, the optionee’s gain (the excess of sales proceeds over option price) on the sale will be taxed as capital gain provided the sale is neither within two years after the date of grant nor within one year after the transfer of shares upon exercise. If the subsequent sale is before the expiration of either the two-year or the one-year period, the optionee generally will realize ordinary income in the year of the disqualifying sale, and the Company will then be entitled to a deduction for that spread in value.

Upon the exercise of SARs or the receipt of cash or stock under a performance share, the grantee recognizes ordinary income and the Company is entitled to a deduction measured by the fair market value of the shares plus any cash received. Income tax withholding is required.

Absent a Section 83(b) election, the grantee of a restricted stock award recognizes ordinary income and the Company is entitled to a deduction at the time the restrictions lapse. The amount of income is measured by the fair market value of the shares at the time of lapse.

The grantee of a restricted stock award may elect to include the fair market value of the shares at the time of grant in income for the year of the grant. A Section 83(b) election generally cannot be revoked and must be made in writing within thirty days of the grant. If an election is made, and the stock is held for at least one year after grant, any appreciation in value between the grant date and the lapse of the restrictions, as well as appreciation thereafter, will be taxed as a capital gain.

At the time the employee has ordinary income the Company will receive a tax deduction for restricted stock in the same amount. Income tax withholding is required, and that income is subject to all applicable payroll taxes.

Subsequent Sales

Subject to the special rules governing disqualifying dispositions of incentive stock options, a sale of shares more than one year after their receipt as described above will result in long-term gain to the holder. Under present law, long-term capital gain is generally taxed at a maximum rate of 15% compared to the maximum rate of 35% applicable to ordinary income. Capital gain or loss is measured by the difference between the sale proceeds and the selling shareholder’s tax basis in the stock sold. A recipient of an option, right or award may include in the tax basis of his or her shares any ordinary income recognized upon receipt of such shares.

Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RESOLUTION TO RESERVE AND AUTHORIZE AN ADDITIONAL 1,000,000 SHARES OF OUR COMMON STOCK UNDER THE 2008 LONG-TERM INCENTIVE COMPENSATION PLAN FOR NON-EXECUTIVE EMPLOYEES.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names of our directors and executive officers, their ages and their current positions.

Name	Age	Title	Director or Executive Officer Since

Bruce Widener	49	Director, Chairman, Chief Executive Officer	2007
J. Sherman Henderson III	68	Director	2007
John D. Rhodes III	56	Director	2007
Gerald Bowman	52	President and Chief Operating Officer	2009
Michael Grendi	44	Chief Financial Officer, Treasurer and Secretary	2010
Victor Agruso	50	Chief Human Resource Officer	2010
Mark Gervasoni	51	Chief Marketing and Sales Officer	2010

STOCK OWNERSHIP INFORMATION

The following table sets forth certain information regarding the ownership of our common stock as of April 11, 2011 by (i) any person who is known to us to be the beneficial owner of more than five percent of our common stock, (ii) all directors, (iii) all executive officers named in the Summary Compensation Table herein and (iv) all directors and executive officers as a group. Warrants and options to acquire our common stock, and convertible preferred stock included in the amounts listed below are currently exercisable or convertible or will be exercisable or convertible within 60 days after April 11, 2011, and are deemed outstanding for computing the ownership percentage of the stockholder holding such warrants, option or convertible preferred stock, but are not deemed outstanding for computing the ownership percentage of any other stockholder.

	Beneficial
	Common Share	% of
Name	Ownership	Class

Bruce Widener (1)	3,354,166	6%
John D. Rhodes III (2)	3,126,606	6%
Richard C. Mills (3)	2,769,500	5%
J. Sherman Henderson III (4)	1,035,000	2%
Michael Grendi (5)	134,834	0%
Gerry Bowman (6)	133,333	0%
Directors and Named Executives
Officers (as a group)	10,553,439	20%

As shareholders with greater than 5% ownership of the company, the address of Mr. Widener is 9300 Shelbyville Road, Suite 1000, Louisville, KY 40222 and Dr. Rhodes address is 3615 Woodside Place, Louisville, KY  40222

1.	Includes 666,666 shares into which vested stock options are exercisable at any time.

2.
Includes the 166,666 shares into which the Exchange Bridge Note held by Dr. Rhodes is convertible, 285,500 shares for which the Exchanged Bridge Warrants held by Dr. Rhodes are exercisable within 60 days of the date hereof, 300,000 warrants to purchase shares in exchange for his representation on the Board of Directors, 777,777 shares into which the Series B Preferred Stock is convertible, 350,000 Warrants issued pursuant to the Series B Preferred Stock purchase, 716,662 warrants issued in exchange for an equity financing arrangement, and 120,000 Credit Facility Warrants.

3.
Mr. Mills and his wife are beneficial owners of 482,500 shares of Beacon Common Stock. Pursuant to a grant of 782,250 shares of restricted stock to Mr. Mills, our former president, awarded on December 20, 2007, 150,000 shares vested on that date when the stock was valued at $0.85 per share. Subsequent vesting occurred in equal amounts annually totaled 421,500 shares vesting at a value of $1.20 per share as of December 31, 2009, for a total vested number of shares of 571,500.  On May 15, 2010, pursuant to the separation agreement with the Company, the remaining 210,750 shares were vested. Additionally, 500,000 vested stock options which are exercisable at any time are included.

4.	Includes 30,000 shares held by LANJK, LLC (a limited liability company wholly owned by Mr. Henderson).

5.	Includes 133,334 shares into which vested stock options are exercisable at any time.

6.	Includes 133,333 shares into which vested stock options are exercisable at any time.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Company’s executive officers.

Name	Age	Title

Bruce Widener	49	Director, Chairman, Chief Executive Officer
Gerald Bowman	52	President and Chief Operating Officer
Michael Grendi	44	Chief Financial Officer, Treasurer and Secretary
Victor Agruso	50	Chief Human Resource Officer
Mark Gervasoni	51	Chief Marketing and Sales Officer

Bruce Widener, Director, Chairman and Chief Executive Officer.  Mr. Widener possesses over 20 years of industry experience. Prior to developing and forming Beacon, Mr. Widener served as Chief Operating Officer of US Wireless Online, a provider of wireless internet access and related applications during 2006. From 2004 to 2006, Mr. Widener served as Senior Vice President of Corporate Development of UniDial Communications / Lightyear Network Solutions. Mr. Widener was an independent contractor with PTEK in 2002 and became Senior Vice President of Indirect Channel Sales in 2003 through 2004.

Gerald Bowman, President and Chief Operating Officer.  On November 18, 2009, the Company appointed Gerald Bowman to the officer position of Senior Vice President of Global Services and subsequently promoted him to the position of Chief Operating Officer on April 20, 2010.   On January 19, 2011, Mr. Bowman was again promoted, this time to the position of President.  Mr. Bowman brings over 20 years of experience in the IT industry serving in roles which included: Managing Director/Vice President of Enterprise Global Services for CommScope, a $4 billion manufacturer of connectivity solutions for communications networks; Chief Operating Officer for Superior Systems Technologies; Vice President of Engineering at Riser Management Systems, and Vice President and General Manager at VARtek.

Michael Grendi, Chief Financial Officer, Treasurer and Secretary. On February 17, 2010, the Company appointed Michael Grendi to the officer position of Chief Financial Officer, Treasurer and Secretary. Mr. Grendi brings over 20 years of experience with publicly traded companies in the fields of finance and accounting.  His prior roles have included: Chief Financial Officer of the Americas Division for Travelex, a UK based global technology company specializing in foreign exchange, Head of Domestic Corporate Finance Group for Yum! Brands, which operates and licenses such well known chains as Taco Bell, Pizza Hut and KFC; Head of North American M&A and Private Placement Group at ABN AMRO and Vice President of the Corporate Finance Group at Societe Generale.

Victor Agruso, Chief Human Resource Officer.  On April 15, 2010, the company appointed Victor Agruso to the officer position of Chief Human Resource Officer.  Mr. Agruso brings over 20 years of corporate leadership and international experience in strategic planning, organization development, talent management and related information technologies in a variety of public and private sector industries, in both union and non-union environments, and with organizations ranging in size from emerging growth to Fortune 100 companies.  Victor started his career providing retained executive search services to venture capital funded start-ups in Boston’s high-tech community.  He then held increasingly responsible HR executive positions with Nike, Hallmark Cards, Humana and Maritz.  Most recently, he has defined and implemented wide-ranging HR capabilities as an advisor to marquee companies seeking to accelerate profitable growth strategies, including Beacon since 2008.

Mark Gervasoni, Chief Marketing and Sales Officer.  On June 2, 2010, the company appointed Mark Gervasoni to the officer position of Chief Marketing and Sales Officer.  Mr. Gervasoni brings 15 of years of experience in infrastructure sales, training, and management in both the Fortune 1000 and government markets.  As a CommScope Sales Director he managed the accounts of such diverse clients as Capital One, The U.S. House of Representatives, Carilion Health System, University of Virginia and DLA Piper Rudnick.  Most recently he served as President of New Media Development Corporation, a media and marketing firm specializing in the creation and implementation of leading edge sales and marketing programs and collateral for technology firms such as Multilink, SMP (now OCC), and Gridlogix (now Johnson Controls).

EXECUTIVE COMPENSATION

The following Summary Compensation Table shows the compensation earned for the time periods by: (1) the Chief Executive Officer, (2) the President and Chief Operating Officer, (3) the Chief Financial Officer, Treasurer and Secretary and (4) the former President and former Chief Accounting Officer of the  Company serving at September 30, 2010 (collectively, the “Named Executive Officers”).

Summary Compensation Table
All amounts in 000,s

										Non-
										Equity	All
Name										Incentive	Other
and						Stock		Option		Plan	Compen-
Principal				Bonus ($)		Awards ($)		Awards ($)		Compensation	sation		Total
Position	Year	Salary ($)		(1)		(2)		(3)		($)	($)		($)
(A)	(B)	(C)		(D)		(E)		(F)		(G)	(H)		(I)

Bruce Widener	2010	281	(4)					255	(5)		12	(6)	548
Chairman, Chief Executive	2009	203	(7)					105	(8)		13	(9)	321

Gerald Bowman
Chief Operating Officer	2010	160	(10)					67	(11)		12	(12)	239
Senior Vice President of	2009	6	(13)	-		-		-		-	-		6
Global Services

Michael Grendi	2010	105	(14)					39	(15)		5	(16)	149
Chief Financial Officer	2009	-		-		-		-		-	-		-
Treasurer and Secretary

Richard C. Mills	2010	105	(17)	40	(18)	221	(19)	244	(20)		6	(21)	616
Former President	2009	156	(22)			179	(13)	105	(24)		13	(25)	453

Robert Mohr	2010	159	(26)					63	(27)		12	(28)	234
Former Chief Accounting Officer,	2009	150	(29)					64	(30)		4	(31)	218
Treasurer and Secretary

1.
For purposes of this Summary Compensation Table, the cash incentive awards to the named executive officers, which are discussed in further detail under the heading “Compensation Discussion and Analysis — Compensation for Named Executive Officers for Fiscal Year 2010 have been characterized as “Non-Equity Incentive Plan Compensation” under column (G).

2.
The amounts in Column (E) represent the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The assumptions used in determining the grant date fair values of these awards are set forth in Note 16 to our consolidated financial statements included in our annual report on Form 10-K filed with the SEC on December 16, 2010.

3.
The amounts in column (F) represent the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of these awards are set forth in Note 16 to our consolidated financial statements included in our annual report on Form 10-K filed with the SEC on December 16, 2010.

4.	Amount includes $240 annual salary under the terms of Mr. Widener’s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement.

5.
Amount relates to unrestricted stock option grant which is discussed in further detail in Note 16 to our consolidated financial statements included in our annual report on Form 10-K filed with the SEC on December 16, 2010.

6.	Amount paid for medical, dental and vision insurance.

7.	Amount includes $240 annual salary under the terms of Mr. Widener’s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement.

8.
Amount relates to unrestricted stock option grant which is discussed in further detail in Note 16 to our consolidated financial statements included in our annual report on Form 10-K filed with the SEC on December 16, 2010.

9.	Amount paid for medical, dental and vision insurance.

10.	Amount includes $180 annual salary under the terms of Mr. Bowman’s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement.

11.
Amount relates to unrestricted stock grant which is discussed in further detail in Note 16 to our consolidated financial statements included in our annual report on Form 10-K filed with the SEC on December 16, 2010.

12.	Amount paid for medical, dental and vision insurance.

13.
Amount includes $150 annual salary under the terms of Mr. Bowman’s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement for partial year since execution of the agreement.

14.
Amount includes $180 annual salary under the terms of Mr. Grendi’ s employment agreement and amounts agreed upon with the Board prior to execution of the employment agreement for partial year since execution of the agreement.

15.
Amount relates to unrestricted stock grant which is discussed in further detail in Note 16 to our consolidated financial statements included in our annual report on Form 10-K filed with the SEC on December 16, 2010.

16.	Amount paid for medical, dental and vision insurance.

17.	Amount includes $150 annual salary under the terms of Mr. Mills’ employment agreement and amounts agreed upon with Board prior to execution of the employment agreement for partial year.

18.	Amount represents a bonus paid during the year.

19.
Amount relates to restricted stock grant which is discussed in further detail in Note 14 to our consolidated financial statements included in our annual report on Form 10-K filed with the SEC on December 16, 2010.

20.
Amount relates to unrestricted stock grant which is discussed in further detail in Note 16 to our consolidated financial statements included in our annual report on Form 10-K filed with the SEC on December 16, 2010.

21.	Amount paid for medical, dental and vision insurance.

22.	Amount includes $150 annual salary under the terms of Mr. Mill’s employment agreement for partial year since execution of the employment agreement.

23.
Amount relates to restricted stock grant which is discussed in further detail in Note 14 to our consolidated financial statements included in our annual report on Form 10-K filed with the SEC on December 16, 2010.

24.
Amount relates to unrestricted stock grant which is discussed in further detail in Note 16 to our consolidated financial statements included in our annual report on Form 10-K filed with the SEC on December 16, 2010.

25.	Amount paid for medical, dental and vision insurance.

26.	Amount includes $150 annual salary under the terms of Mr. Mohr’s employment agreement and amounts agreed upon with Board prior to execution of the employment agreement for partial year.

27.
Amount relates to unrestricted stock grant which is discussed in further detail in Note 16 to our consolidated financial statements included in our annual report on Form 10-K filed with the SEC on December 16, 2010.

28.	Amount paid for medical, dental and vision insurance.

29.	Amount includes $150 annual salary under the terms of Mr. Mohr’s employment agreement and amounts agreed upon with Board prior to execution of the employment agreement.

30.
Amount relates to unrestricted stock grant which is discussed in further detail in Note 16 to our consolidated financial statements included in our annual report on Form 10-K filed with the SEC on December 16, 2010.

31.	Amount paid for medical, dental and vision insurance.

Outstanding Equity Awards at Fiscal Year-End

The following table details the equity awards outstanding as of September 30, 2010. For additional information about the option awards, see “Equity Awards” and “Compensation for Named Executive Officers in Fiscal Year 2010” under “Compensation Discussion and Analysis.”

	Option Awards					Stock Awards

Equity
Incentive
								Equity	Plan
								Incentive	Awards:
			Equity					Plan	Market or
			Incentive					Awards:	Payout
			Plan					Number of	Value of
			Awards:				Market	Unearned	Unearned
			Number of			Number	Value of	Shares,	Shares,
	Number of	Number of	Unearned			of Shares	Shares or	Units or	Units or
	Securities	Securities	Securities			or Units	Units of	Other	Other
	Underlying	Underlying	Underlying			of Stock	Stock	Rights	Rights
	Unexercised	Unexercised	Unexercised			That Have	That Have	That Have	That Have
	Options	Options	Options	Option	Option	Not	Not	Not	Not
	(#)	(#)	(#)	Exercise	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	Unexercisable	Price	Date	(#)	($)	(#)	($)
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
Bruce Widener	333,333	666,667		$1.19	5/8/2019		-
Gerald Bowman	50,000	100,000		$1.61	7/9/2019
Gerald Bowman		250,000		$1.40	5/27/2020
Michael Grendi		200,000		$1.07	2/5/2020
Michael Grendi		200,000		$1.40	5/27/2020
Richard C. Mills	500,000			$1.19	5/8/2019
Robert Mohr	40,000	20,000		$1.20	3/26/2018

Options Exercises and Stock Vested

Pursuant to a grant of 782,250 shares of restricted stock to Mr. Mills, our former president, awarded on December 20, 2007, 150,000 shares vested on that date when the stock was valued at $0.85 per share. Subsequent vesting occurred in equal amounts annually totaled 421,500 shares vesting at a value of $1.20 per share as of December 31, 2009, for a total vested number of shares of 571,500.  On May 15, 2010, pursuant to the separation agreement with the Company, the remaining 210,750 shares were vested.

DIRECTOR COMPENSATION

Compensation for Non-Management Directors.  Our directors have agreed to serve on our board of directors based on their existing equity position in Beacon. John D. Rhodes III was issued 300,000 Warrants to purchase Beacon common stock in exchange for his service on the board by unanimous vote in a Board Meeting on March 26, 2008. On January 9, 2009, the Compensation Committee resolved to pay directors $1 per meetings via telephone and $3 per meeting in person but the directors unanimously agreed to waive this compensation until such time as the company achieved positive net income.  Employee directors receive no additional compensation for service as a director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 15, 2008, we entered into an equity financing arrangement with one of our directors that provided up to $500 of additional funding, the terms of which provided for issuance of warrants to purchase 33,333 shares of common stock at $1.00 per share per month for the period the financing arrangement is in effect. The warrants have a five-year term. The financing arrangement terminates upon the close of a $3,000 equity financing event; on August 19, 2008, we modified the agreement to increase the commitment to $3,000 of additional funding that decreases on a dollar for dollar basis as we raise capital in subsequent equity financing transactions up to $3,000, upon mutual agreement of our director and us, or on December 31, 2008. In consideration for this financing arrangement, we agreed to issue a five year warrant to purchase 100,000 shares of common stock at an exercise price of $1.00 per share in addition to the ongoing warrants earned under the original agreement. Accordingly, we recognized $289 of interest expense for the year ended September 30, 2009 based on the fair value of the warrants as they were earned. The fair values were calculated using the Black-Scholes option pricing model with the following assumptions:

		Expected		Fair Value			Risk-Free	Value	Charge to
Date	Quantity	Life	Strike	of Common	Volatility	Dividend	Interese	per	Interest
Earned	Earned	(days)	Price	Stock	Rate	Yield	Rate	Warrant	Expense

10/15/2008	33,333	1,825	$1.00	$1.20	66.34%	0%	2.90%	$0.74	$25
11/15/2008	33,333	1,825	$1.00	$0.85	66.34%	0%	2.33%	$0.45	$15
12/15/2008	33,333	1,825	$1.00	$1.52	66.34%	0%	1.50%	$0.99	$33
12/31/2008	16,667	1,825	$1.00	$1.01	66.34%	0%	1.55%	$0.57	$10
1/9/2009	100,000	1,825	$1.00	$0.80	66.34%	0%	1.51%	$0.41	$41
2/9/2009	33,333	1,825	$1.00	$0.80	66.34%	0%	1.99%	$0.41	$14
3/9/2009	33,333	1,825	$1.00	$0.54	66.34%	0%	1.90%	$0.23	$8
4/9/2009	33,333	1,825	$1.00	$0.75	66.34%	0%	1.90%	$0.37	$12
5/9/2009	33,333	1,825	$1.00	$1.19	66.34%	0%	2.09%	$0.72	$24
6/9/2009	33,333	1,825	$1.00	$1.35	66.34%	0%	2.73%	$0.86	$29
7/9/2009	33,333	1,825	$1.00	$1.61	66.34%	0%	2.31%	$1.08	$36
8/9/2009	33,333	1,825	$1.00	$1.20	66.34%	0%	2.75%	$0.74	$24
9/9/2009	33,333	1,825	$1.00	$1.00	66.34%	0%	2.38%	$0.57	$18

						For year ended September 30, 2009			$289

In addition, contingent upon the drawdown of any part of the equity financing commitment, the director would earn the right to purchase up to 1,655,425 shares of the stock owned by the CEO and another shareholder for a purchase price of $0.01 per share. The equity financing arrangement expired on December 16, 2009 upon closing of a $3,000 of equity financing at which time the director’s contingent right to acquire the shares of the founding shareholders was terminated.

On January 7, 2009, we entered into a note payable with a principal amount of $200 payable on or before December 31, 2009, bearing interest at 12% per annum with one of our directors. The director concurrently authorized us to issue 300 shares of preferred stock in exchange for this note and an additional $100 note issued prior to December 31, 2009. We are permitted, but not required, to redeem these shares at a 1% per month premium beginning 30 days from the date of their issuance at our discretion.

On January 9, 2009, we entered into an equity financing arrangement with one of our directors that provided a commitment up to $2,200 of additional funding. This arrangement superseded the existing equity financing arrangement between the same director and the Company that had been entered into on May 15, 2008 and amended August 19, 2008. Under the terms of this equity financing arrangement, under certain circumstances the Company may sell shares of its common stock to this director at the same price per share and other terms as the most recent sale of shares of its Common Stock to a third party in a transaction intended to raise capital. On August 10, 2009, we renewed the existing equity financing arrangement to provide a commitment of up to $3,000 of additional funding.  This arrangement was terminated on December 15, 2009 upon close of $3,000 financing event.

On August 7, 2009, we entered into a non-interest bearing demand note with one of our directors in the amount of $500. See Note 10 for further information.

The Company has obtained insurance through an agency owned by one of its founding stockholders/directors.  Insurance expense of $150 was paid to the agency for the years ended September 30, 2010 and 2009 respectively.

The Company contracted with our former Chief Accounting Officer for consulting services upon their resignation, we recognized $24 for the year ended September 30, 2010 for these services.

AUDIT COMMITTEE REPORT

The Audit Committee of our Board of Directors is comprised of two directors who are independent, are financially literate and have financial expertise within the meaning of the NASDAQ listing standards regarding audit committees. In accordance with its written charter, which was approved and adopted in its current form by our Board of Directors on March 26, 2008, the Audit Committee assists our Board of Directors in oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Beacon. In addition, the Audit Committee has the authority to select our independent registered public accounting firm.

Beacon has no “audit committee financial expert” and is currently considering whether to retain a financial expert. However, the board of directors believes that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the committee.

Management has primary responsibility for Beacon’s financial statements and the overall reporting process, including Beacon’s system of internal controls. Marcum LLP, our independent registered public accounting firm, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects our financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed our audited consolidated financial statements for the twelve months ended September 30, 2010 and discussed them with both management and Marcum LLP.

Management is responsible for establishing, assessing and reporting on Beacon’s system of internal control over financial reporting. The Audit Committee met with management and Marcum LLP to review and discuss management’s assessment of the effectiveness of Beacon’s internal controls over financial reporting.

The Audit Committee has also discussed with Marcum LLP the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence from Beacon. In addition, the Audit Committee has considered whether the provision of the non-audit services provided by Marcum LLP is compatible with maintaining Marcum LLP’s independence.

Based upon this review, the Audit Committee recommended to the full Board of Directors that our audited consolidated financial statements be included in Beacon’s Annual Report on Form 10-K for the year ended September 30, 2010 and filed with the SEC.

All Members of the Audit Committee concur in this report.

AUDIT COMMITTEE:	J. Sherman Henderson III
John D. Rhodes III
Bruce Widener

Fees Paid to the Independent Registered Public Accounting Firm

Fees

The following table presents fees for professional services rendered by Marcum LLP for the audit of our annual financial statements for the years ended September 30, 2009 and 2010:

	For the year	For the year
	ended	ended
	September 30,	September 30,
	2010	2009

Audit fees	$289	$191
Audit related fees	$8	$12
Tax fees	-	-
Other fees	-	-

	$297	$203

In accordance with its written charter, the Audit Committee reviews and discusses with Marcum LLP, on a periodic basis, any disclosed relationships or services that may impact the objectivity and independence of the independent registered accounting firm and pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm.

FUTURE STOCKHOLDER PROPOSALS

Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, stockholders may present proposals to be included in the Company proxy statement for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. Any such proposal must comply with Rule 14a-8.

The Company’s bylaws, copies of which are available from the Company’s Secretary, require stockholders who intend to propose business for consideration by stockholders at an annual meeting, other than stockholder proposals that are included in the proxy statement, provide such proposal in writing to the Secretary who will bring it to the attention of the board of directors. If a stockholder submitting a matter to be raised at the Company’s next annual meeting desires that such matter be included in the Company’s proxy statement, such matter must be submitted to the Company no later than December 22, 2011. Shareholder proposals received after March 7, 2012 will be considered untimely.  SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with these deadlines, and in certain other cases notwithstanding the stockholder's compliance with these deadlines.

SEC rules set forth standards for what stockholder proposals the Company is required to include in a proxy statement for an annual meeting.

STOCKHOLDERS’ COMMUNICATIONS WITH THE BOARD

Stockholders that want to communicate in writing with the Board, or specified directors individually, may send proposed communications to the Company’s Secretary, Michael Grendi, at 9300 Shelbyville Road, Suite 1000, Louisville, Kentucky 40222. The proposed communication will be reviewed by the Audit Committee and legal counsel. If the communication is appropriate and serves to advance or improve the Company or its performance, contains no objectionable material or language, is not unreasonable in length, is directly applicable to the business of the Company, it is expected that the communication will receive favorable consideration for presentation to the Board or appropriate director(s).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors, executive officers, and persons who own more than 10 percent of a registered class of a company’s equity securities to file with the SEC initial reports of ownership (Form 3) and reports of changes in ownership (Forms 4 and 5) of such class of equity securities. Such officers, directors, and greater than 10 percent shareholders of a company are required by SEC Regulations to furnish us with copies of all such Section 16(a) reports that they file.

To our knowledge, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10 percent beneficial owners were met.

FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 filed on December 16, 2010, accompanies this proxy statement. The Company’s Annual Report does not form any part of the material for solicitation of proxies.

Any stockholder who wishes to obtain a copy of the Company’s annual report on Form 10-K for fiscal 2010, which includes financial statements and financial statement schedules, and is required to be filed with the Securities and Exchange Commission, may send a written request to Michael Grendi, Secretary, Beacon Enterprise Solutions Group, Inc., 9300 Shelbyville Road, Suite 1000, Louisville, Kentucky 40222.

OTHER BUSINESS

The Board is not aware of any other matters to be presented at the Annual Meeting other than those set forth herein and routine matters incident to the conduct of the meeting. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy, or their substitutes, intend to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Michael Grendi
Michael Grendi
Principal Financial Officer and Secretary

Louisville, Kentucky
April 14, 2011

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
PROXY FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors of Beacon Enterprise Solutions Group, Inc.

The undersigned stockholder hereby appoints Bruce Widener and Michael Grendi, and each of them or either one of them, with full power to appoint his substitute, attorneys and proxies to represent the undersigned stockholder and to vote and act with respect to all shares of Common Stock, $.001 par value per share and/or Preferred Stock, $.001 par value per share, of Beacon Enterprise Solutions Group, Inc. (“Beacon”), held of record by the undersigned on April 11, 2011, at the Annual Meeting of Stockholders of Beacon to be held on May 26, 2011 at 5:00 P.M., local time, at 9300 Shelbyville Road, Louisville, Kentucky 40222, and at any adjournment or postponement of that meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR ELECTION OF THE INDIVIDUALS NOMINATED AS DIRECTORS AND FOR APPROVAL OF PROPOSAL 2 and 3.

(Continued and to be signed, on the reverse side)
Address Change/Comments (Mark the corresponding box on the reverse side)

—FOLD AND DETACH HERE—

Dear Stockholder:

Beacon Enterprise Solutions Group, Inc. encourages you to take advantage of convenient ways by which you can vote your shares. You can vote your shares electronically via e-mail. This eliminates the need to return the proxy card.

To vote your shares electronically you must e-mail a completed and signed pdf copy of your proxy card to the following e-mail address: www.proxyvote.com. Type "Beacon Enterprise Solutions Group, Inc." in the subject line.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

Please mark here for address change [ ] or comments SEE REVERSE SIDE.
THE BOARD OF DIRECTORS OF BEACON UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSAL:
1.
The proposal to elect the three directors named below (the “Nominees”), to serve as members of Beacon’s Board of Directors, to serve until the next Annual Meeting of Stockholders of Beacon and until their successors are duly elected and qualified.

Nominees:

01.  Bruce Widener.
02.  J. Sherman Henderson III
03.  John D. Rhodes III

☐	FOR all Nominees listed above (except as marked to the contrary below)	☐	Withhold Authority to vote for all Nominees listed above

Instructions: To withhold authority to vote for any individual Nominee, write that Nominee’s name in the following space provided:

2.	Ratification of the selection of Marcum LLP as independent registered public accounting firm for our Fiscal Year 2011.

☐	FOR	☐	AGAINST
☐	ABSTAIN

3.	Resolution to reserve and authorize an additional 1,000,000 shares of our Common Stock under the 2008 Long-Term Incentive Compensation Plan for non-executive employees.

☐	FOR	☐	AGAINST
☐	ABSTAIN

4.	In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

DATED: ___________________________
__________________________________ Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

PROMPTLY USING THE ENCLOSED ENVELOPE

__________________________________
Signature (if held jointly)

This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNED FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.

*FOLD AND DETACH HERE*

VOTE BY E-MAIL OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

E-mail voting is available through 11:59 P.M. Eastern Daylight Time the day prior to annual meeting day.

YOUR E-MAIL VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

E-MAIL

www.proxyvote.com
Subject Line:  Beacon Enterprise Solutions Group, Inc.

Use e-mail to vote your proxy. Pdf your proxy card to the e-mail address indicated above.

OR

MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOU VOTE YOUR PROXY BY E-MAIL, YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

You can access the Company’s proxy statement, proxy card and Form 10-K annual report on the Internet at the following website address: https://materials.proxyvote.com/073578